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Supplemental Investor
Presentation Materials
April 2011
Mentor Graphics Leadership in Selected
Top-10 EDA Market Segments:
Printed Circuit Board
Design Rule Checking
Reticle Enhancement Technology
Design-For-Test

Mentor Graphics
Market Share
50%
40%
30%
20%
10%
0%
11%
20%
23%
21%
28%
33%
31%
33%
34%
32%
36%
40%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Mentor Graphics Printed Circuit Board (PCB)
Market Share
2 Source: Gartner/Dataquest, (1998-2007) Gary Smith EDA (2007-2009)
NA
EDA License Only License & Maintenance
The PCB design tools market, a major market for Mentor, has $400MM+ of annual revenues
Mentor has grown its PCB market share to #1, approximately double that of our nearest competitor
In March 2010, Mentor strengthened its PCB position by acquiring Valor, a leader in PCB design-for-
manufacturing tools
© 2011 Mentor Graphics Corp.
www.mentor.com

Mentor Graphics Market Share
80%
60%
40%
20%
0%
40%
48%
56%
38%
42%
49%
59%
56%
61%
61%
65%
63%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Mentor Graphics

© 2011 Mentor Graphics Corp.
www.mentor.com
Mentor Graphics Design Rule Checking (DRC)
Market Share
3
NA
EDA License Only License & Maintenance
Source: Gartner/Dataquest, (1998-2007) Gary Smith EDA (2007-2009)
Mentor has a #1 position in the approximately $200MM DRC market, maintaining a 60%+ market share since 2006
The DRC application is a core capability within the Calibre nm platform
— Mentor’s #1 DRC market position is strong and is the foundation upon which the 2011 Calibre nm platform is built

Mentor Graphics Market Share
60%
50%
40%
30%
20%
10%
0%
56%
39%
45%
38%
48%
41%
56%
51%
53%
40%
56%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

© 2011 Mentor Graphics Corp.
www.mentor.com
Mentor Graphics Reticle Enhancement
Technology (RET) Market Share
4
NA
--
Source: Gartner/Dataquest, (1998-2007) Gary Smith EDA (2007-2009)
EDA License Only License & Maintenance
RET is a new requirement that has emerged in the last decade as the line-width critical dimension has become smaller than the light source wavelength – this has increased reticle design challenges considerably and has rapidly driven RET from a nascent market to $170MM in the past decade
Mentor has captured a #1 market share in RET and has maintained 40%+ share since 2003
— RET year-to-year results can fluctuate significantly as tools are purchased by a limited number of advanced IC companies in large volumes driven by node shifts and fab expansions

Mentor Graphic Market Share
50%
40%
30%
20%
10%
0%
28%
24%
20%
23%
17%
28%
28%
32%
30%
40%
41%
46%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

© 2011 Mentor Graphics Corp.
www.mentor.com
Mentor Graphics Design-For-Test (DFT)
Market Share
5
NA
Source: Gartner/Dataquest, (1998-2007) Gary Smith EDA (2007-2009)
EDA License Only License & Maintenance
Mentor has advanced to a #1 position in the $100MM+ DFT market in the past decade
Mentor further solidified its position in DFT through the acquisition of LogicVision in August 2009, which is only partially reflected in the latest 2009 data

© 2011 Mentor Graphics Corp.
www.mentor.com
Important Information
On March 31, 2011, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in
connection with the Company’s upcoming 2011 annual meeting of shareholders. Shareholders are advised to read the Company’s definitive proxy statement, and any other relevant documents filed by the Company with the SEC, before making any voting or investment decision because they contain important information. The definitive proxy statement is, and any other relevant documents and other material filed with the SEC concerning the Company will be, when filed, available free of charge at http://www.sec.gov and
http://www.mentor.com/company/investor_relations.
In addition,
copies of the proxy materials may be requested from the company’s proxy solicitor, MacKenzie Partners, Inc., by telephone at 1-800-322-
2885 or by email at
proxy@mackenziepartners.com.
6
Mentor Graphics Investor Presentation, April 2011